Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill

Note 11 – Goodwill

As of December 30, 2022, the balance of goodwill represented an amount of $14,157,570 that arose from acquisition of Cheyi BVI in 2021, $5,364,709 that arose from acquisition of Yinhua in March 2022 and $13,715,130 that arose from acquisition of Feipeng BVI in December 2022.

On December 30, 2023, the Company disposed the entirety of its interest in Cheyi Network by entering into a VIE Termination Agreement whereby the Cheyi WFOE and Cheyi terminated the Master Exclusive Service Agreement, Business Cooperation Agreement, Proxy Agreement, Exclusive Option Agreement, Equity Interest Pledge Agreement and Letter of Confirmation and Undertaking. Following the termination, the Company received no new income from Cheyi BVI and had no further involvement or continuing influence over its operations. Prior to the termination, goodwill of $14,157,570 was derived from consolidating Cheyi BVI effective December 29, 2021. In accordance with ASC 350, “Intangibles-Goodwill and Other,” goodwill and other intangible assets with indefinite lives were no longer subject to amortization but were tested for impairment annually or whenever events or changes in circumstances indicate that the asset might be impaired prior to the sale. Effective December 30, 2023, on the date of termination, we met the criteria outlined in ASC Topic 205-20 “Discontinued Operations,” for our $14,157,570 goodwill to be reduced to $0 and the results of operations and assets and liabilities for our facilities operations segment were excluded from our continuing operations and presented as a discontinued operation in our consolidated financial statements.

A reconciliation of changes in the Company’s goodwill by reportable segment were as follows:

	Trucking services	Car-hailing and driver management services	Car owner services	Liquor distribution

Balance as at December 31, 2022	$13,715,130	$14,157,570	$5,364,709	-
Impairment	-	(14,157,570)	-	-
Arising from acquisition	-	-	-	22,029,753
Effects of exchange rate changes	-	-	-	-
Balance as at December 31, 2023	$13,715,130	$-	$5,364,709	$22,029,753

In accordance with ASU 2017-04, goodwill is tested for impairment at least on an annual basis and between annual tests if an event occurs or circumstances change that may indicate an impairment. Prior to adoption of ASU 2017-04, goodwill is tested for impairment using a two-step test. First, the fair value and the carrying amount of the reporting unit, including goodwill, are compared. If the fair value of the reporting unit is less than the carrying amount, goodwill impairment is measured as the excess amount of the carrying amount of goodwill over its implied fair value. The implied fair value of goodwill, which is calculated in the same manner that goodwill is determined in its related business combination, is the difference between the fair value of the reporting unit and the fair value of the various assets and liabilities included in the reporting unit. After careful valuation, no impairment loss for goodwill was recognized for the years ended December 31, 2023 and 2022.